UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2007

FMC Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1803 Gears Road, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 591-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 8 and 9, 2007, FMC Technologies, Inc. issued press releases announcing that Peter D. Kinnear, President and Chief Executive Officer, will make presentations at the following conferences:

- Bank of America 2007 Energy Conference in Key Biscayne, Florida on Thursday, November 15 at 2:05 P.M. EST

- 2007 FBR Capital Markets Investor Conference in New York City on Wednesday, November 28 at 10:00 A.M. EST

Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by FMC Technologies, Inc. dated November 8, 2007
99.2 Press release issued by FMC Technologies, Inc. dated November 9, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC Technologies, Inc.

November 13, 2007	By:	/s/ William H. Schumann, III

Name: William H. Schumann, III
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release
99.2	Press Release